China Net Online Media Group LTD

Company Overview

July 2009

Notice of Disclosure

This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument. This presentation may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements. This information is supplied from sources we believe to be reliable but we can not guarantee accuracy. This document and the information contained herein is confidential.

The agents and the agents' counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed. The agents' counsel and the Company's counsel are acting as counsel to the agents and the Company, respectively, and not as legal counsel to the subscriber. The agents have not engaged in any independent investigation or verification with respect to any of the information concerning the Company. Prospective purchasers are responsible for their own due diligence investigation in respect of any investment in the Company.

Company Profile

- China Net Online Media Group LTD ("China Net" or "Zhong Wang Zai Xian") is a full-service media development and advertising platform for small and medium enterprises (SMEs) in China
- China Net (www.chinanet-online.com) includes three divisions:
  1) www.28.com: high traffic web portal providing turn-key marketing and advertising solutions
  2) China Net TV: production and distribution of infomercials and direct response advertising via a network with national footprint
  3) Kiosk Advertising: advertising network in China Construction Bank branches

- **Headquarters**: China's Silicon Valley: Zhongguancun, Beijing
- **Emazing Interactive, Inc. dba China Net Online Media Group**
- **Ticker**: OTCBB: EMZG
- **Common Shares**: 15.77M
- **Founded**: 2003
- **US Counsel**: Loeb & Loeb
- **PRC Counsel**: Han Kun Law
- **Auditor**: Bernstein & Pinchuk
- **Advisor**: TriPoint Capital Advisors


中网传媒

Company Highlights

- Participating in high-growth markets
  - Chinese SME market is expected to grow to $42.7 billion with a 2-year CAGR of 21.2% by 2010
  - over 20% annual growth rate projected for the Chinese internet advertising market through 2010
- Powerful and memorable brand name
  - largest user base in the industry with leading user satisfaction rankings
  - effective and targeted ads with high success rates and ROI
  - household name in China
- Strong historical and projected financial growth
  - 196% Y/Y net income growth projected for 2009
  - 99% top-line growth in 2009
  - 546% Y/Y increase in revenue Q1 2009
  - gross margin increased to 36% in Q1 2009 from 9% in Q1 2008
- Experienced management team with strong industry background

Summary Financials

	Historical*			Projected	
	2007A	2008A	2009 Q1	2009P	2010P
Revenue	$7.6	$21.5	$9.8	$42.7	$72.3
Gross Profit	2.9	7.7	3.5	18.6	27.8
SG&A	2.6	3.9	1.9	5.3	6.0
PubCo OpEx	-	-	-	0.8	0.8
Net Operating Income	0.2	3.7	1.7	11.1	18.8
Income Tax	0.4	1.0	0.3	2.8	4.7
Net Income	**($0.2)**	**$2.8**	**$1.3**	**$8.3**	**$14.1**
EPS (Basic)				**$0.44**	**$0.75**
EPS (Fully Diluted)				**$0.37**	**$0.63**
Basic Shares Outstanding				18.8	18.8
Fully Diluted Shares Outstanding				22.3	22.3

- Assumes $7.5M capital raise at $2.50/share
** 2007 and 2008 are audited numbers; 2009 Q1 is reviewed.*

Small and Medium Enterprises in China

Increased demand for goods and services as well as urbanization are causing tremendous growth in entrepreneurial businesses

- SMEs in China are responsible for:
  - approximately 60% of industrial output
  - approximately 75% of urban employment
    - creation of the most new urban jobs
- SMEs are popular destinations for:
  - workers laid-off from state-owned enterprises
  - recent college graduates
- Series of laws and regulations designed to protect and promote SMEs
  - SMEs benefit from the central government's desire to increase consumer demand
- The Chinese SME market is in its early stages
  - a large portion of SMEs are small, less-developed brands that primarily focus on restaurants, garments, building materials, home appliances and entertainment
    - low start-up costs (typically between $1,000 and $15,000)
    - sales and distribution networks are underdeveloped and open to new participants
  - 28.com serves this segment of the SME market

Chinese Internet Advertising Market



Market Size 2001-2012
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$73
$88
$190
$337
$600
$893
$1,552
$2,635
$3,177
$4,290
$5,110
$5,769
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
$(Millions)

- According to iResearch, the size of the Chinese internet ad market will reach $5.8 billion in 2012
- Growth comes from: search engine advertising, rich media ads, video ads & game embedded ads

www.28.com

- The leading site for matching entrepreneurs with small and medium business opportunities
  - first mover advantage
  - approximately 30% market share (by visitors), almost 2x its closest competitor*
  - averaged 926,206 unique visitors/day (June 10 – June 17, 2009)
  - household name in China
- Networking tools that build sales channels and facilitate agent, distributor and reseller relationships
  - provides advertising, training and ongoing support
  - business categories include: fashion, restaurants, home furnishing, gift shops etc.
- Upsale potential through bundling of video production, call centers and search engine optimization (SEO)
- 2009 projections:
  - $18 million revenues
  - $14 million gross profit
  - over 35% annual growth for the next 3 years

28商机网
28.com 企业营销渠道建设平台

* *iResearch report: China merchant website research report, winter 2008-2009*

China Net TV

- Produces and distributes web-based video ads and TV infomercials for start-ups and entrepreneurs
  - SME clients pay China Net TV for editorial coverage and advertising spots
- A leading producer of TV content in China
  - estimated total show time: 40,000 minutes in 2009
  - estimated total show time will reach 100,000 minutes in 2010
- National TV footprint
  - Shows are distributed over airtime purchased from the largest national satellite TV stations
  - CCTV, Hunan TV, Jiangxi TV, Shandong TV, Guangdong TV, Fujian TV, Guangxi TV, Inner Mongolia TV, Yunnan TV, Tianjin TV, Heilongjiang TV
  - national brands: Gold List, Online Business Opportunities, The Charm of Wealth, Venture Express, Start and Ron's Road to Wealth
- 2009 projections:
  - revenue: $24 million
  - gross profit: $4 million



China Net TV- Programs and TV stations

Program produced by China Net TV

Start



Online Business Opportunities



Venture Express



Gold List



National satellite TV stations where China Net TV purchases minutes

浙江卫视
WWW.ZJSTV.COM
广西卫视
安徽卫视
CCTV.com
中 央 电 视 台
江西卫视
广东卫视
天津电视台
河南卫视
CCTV2
四川
CCTV7
东南卫视
河北卫视
云南电视台
江苏卫视
NMTV
内蒙古电视台

Bank Kiosks

- In-store LCD advertising targeting banking patrons
  - average customer visits the bank 4 times per month and spends 49 minutes during each visit*
  - 80% gross margins
  - no receivables: customers pay weekly and prior to broadcast
- Exclusive relationship with China Construction Bank (CCB)
  - initial pilot placement: 200 kiosks in Henan Province
  - 2,000 kiosks planned
  - kiosks provided to CCB at no cost
    - kiosk costs: $1,750 -$1,900 per unit
- Cost effective solution for advertisers
  - strong appeal for financial services firms and insurance companies
    - educate customers about new financial products
  - interactive client interface captures follow-up information
  - remote content updating, no memory cards
- Negotiating with Bank of Communications and Agricultural Bank of China to expand business line


LCD

*CTR Market Research. October 2008

Bank Kiosks: Customer Base





中国电信 CHINA TELECOM

中国移动通信 CHINA MOBILE

中国建设银行

中国平安

China unicom 中国联通

上投摩根

TOYOTA

PICC 中国人民保险集团公司

广州 HONDA

Audi 一汽-大众

Competitive Advantages

Over its six year history, China Net has a strong track record of significant operational and technical innovation

Operating Innovation

- Client-based innovation
  - bundle Internet ads, traditional media products and service fees
  - simplify the process by allowing clients to use one vendor for all media buys
- Target market innovation and expansion of audience base
  - combination of TV advertising, product placement and web–based advertising
  - capture audiences on the web and on TV simultaneously

Technology Advantages

- Award winning R&D team
- Advanced campaign tracking & monitoring tools
- Valuable intellectual property
- Six proprietary software products

First-mover Advantage

- Over 4 years operating as a vertically integrated ad portal and agency
  - 6 years of experience as an internet ad agency
- Opened bank kiosks division targeting financial sector clients in 2008

Management Team



Handong Cheng, Chairman & CEO

Mr. Cheng is Co-founder of China Net and oversees daily operations. A pioneer in online media and marketing services, Mr. Cheng was awarded "Network Creative person of China" in 2006. BA of Law from Wuhan University. Executive MBA, Peking University.

Zhige Zhang, CFO

Mr. Zhang is Co-founder of China Net. He previously served as the Secretary of the President of KONKA Group Worldwide as well as the General Manager and Director of KONKA Group Beijing. Prior to KONKA he served as manager of PRECOM and has experience in software development and internet ad technology. BA from Guilin University of Electronic Technology in 1997. Executive MBA, Tsinghua University.





Xuanfu Liu, COO

Mr. Liu is Co-founder of China Net and is responsible for the overall operations of 28.com. He is experienced in technology development and network operations. BBA from Wuhan University. Executive MBA, Peking University.

Personnel Statistics



15%
20%
25%
40%
Marketing Department
Technology and R&D Department
Management
Operation and Supporting

- Total Employees: ~ 240
- 95% with a Bachelor's degree or above
- Over 20% with a Master's degree or above


China Net Online Media Group LTD
Contact
Mark Elenowitz
+1 (917) 512-0822

China Net Online Media Group LTD

JULY 2009

WWW.CHINANET-ONLINE.COM

Company Highlights



- Fully integrated, online and traditional media advertising platform serving Chinese small & medium enterprises (SMEs)
- Headquarters: China's Silicon Valley: Zhongguancun, Beijing
- Ticker: OTCBB: EMZG (Emazing Interactive Inc. dba China Net Online)
- Common Shares: 15.77M
- Net income: **$4.3M** (LTM ending 3/31/09)
- Revenue: **$29.8M** (LTM ending 3/31/09)
- 2009 Q1 performance:
  - Revenue: $9.8M (546% increase over Q1 '08)
  - Gross margin increased from 9% to 36%

Business Overview

China Net (aka "Zhong Wang Zai Xian"), founded in 2003, includes three divisions:

www.28.com: high traffic web portal providing turn-key marketing and advertising solutions for SMEs

- The leading site for matching entrepreneurs with small and medium business opportunities
  - almost 2x the size of closest competitor
  - ~30% market share (by visitors) and expanding
  - household name in China

China Net TV: TV advertising network with national footprint



- Infomercials and direct response programming broadcast on 15 satellite stations
- Produces and distributes web-based video ads and TV infomercials
- SME clients pay China Net TV for editorial coverage and advertising spots
  - estimated total show time: 40,000 minutes in 2009
  - estimated total show time will reach 100,000 minutes in 2010

Kiosk Advertising: ad network currently in China Construction Bank (CCB) branches



- In-store LCD advertising targeting bank patrons
- Exclusive relationship with CCB
  - currently in 200 CCB branches
  - expanding to 2,000
- Negotiating with other banks
- 80% gross margins

China Net Online Media Group LTD

JULY 2009

WWW.CHINANET-ONLINE.COM

Financial Summary

	Historical			Projected	
	Annual		Latest Quarter		
	2007A	2008A	2009 Q1*	2009P	2010P
Revenue	**$7.6**	**$21.5**	**$9.8**	**$42.7**	**$72.3**
Gross Profit	2.9	7.7	3.5	18.6	27.8
SG&A	2.6	3.9	1.9	5.3	6.0
PubCo Ex	-	-	-	0.8	0.8
Net Operating Income	0.2	3.7	1.7	11.1	18.8
Income Tax	0.4	1.0	0.3	2.8	4.7
Net Income	**($0.2)**	**$2.8**	**$1.3**	**$8.3**	**$14.1**

Notes:

- 2007 & 2008 financials are from audited numbers

**Unaudited review*

Management

- **Handong Cheng, Chairman & CEO**
  Mr. Cheng is Co-founder of China Net and oversees daily operations. A pioneer in online media and marketing services, Mr. Cheng was awarded "Network Creative person of China" in 2006. BA of Law from Wuhan University. Executive MBA, Peking University.

- **Zhige Zhang, CFO**
  Mr. Zhang is Co-founder of China Net. He previously served as the Secretary of the President of KONKA Group Worldwide as well as the General Manager and Director of KONKA Group Beijing. Prior to KONKA he served as manager of PRECOM and has experience in software development and internet ad technology. BA from Guilin University of Electronic Technology in 1997. Executive MBA, Tsinghua University.

- **Xuanfu Liu, COO**
  Mr. Liu is Co-founder of China Net and is responsible for the overall operations of 28.com. He is experienced in technology development and network operations. BBA from Wuhan University. Executive MBA, Peking University.

Contact:

Mark Elenowitz (917) 512-0822